INVENTORIES	12 Months Ended
Jan. 03, 2021
Inventories [Abstract]
INVENTORIES	INVENTORIES:

	January 3, 2021	December 29, 2019

Raw materials and spare parts inventories	$124,243	$152,584
Work in progress	42,590	75,535
Finished goods	561,159	823,933
	$727,992	$1,052,052

The amount of inventories recognized as an expense and included in cost of sales was $1,677.3 million for fiscal 2020 (2019 - $2,044.9 million), which included an expense of $108.1 million (2019 - $62.9 million) related to the write-down of inventory to net realizable value as a result of product line reductions and the decline in the net realizable value of certain inventories due to current market conditions.

The following items are included in write-downs of inventory to net realizable value:

•$29.2 million (2019 - $47.6 million), related to the Company’s strategic initiative to significantly reduce its imprintables product line stock-keeping unit (SKU) count by exiting all ship to-the-piece activities and discontinuing overlapping and less productive styles and SKUs between brands, which the Company began implementing in the fourth quarter of fiscal 2019. The write-downs relate to changes in estimates as well as the impact of additional SKU reductions.
•$26.0 million in fiscal 2020 related to the Company’s strategic initiative to significantly reduce its retail product line SKU count, which the Company began implementing in the fourth quarter of fiscal 2020.
•$6.2 million in fiscal 2020 for the discontinuance of personal protective equipment (PPE) SKUs.

Refer to note 16 (c) for additional information related to the losses on disposal of damaged inventories related to the two hurricanes which impacted the Company’s operations in Central America in November 2020.